Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,367,756.00
Previously Paid Amount	0.00
Total Fee Amount	8,060.59
Total Offset Amount	0.00
Net Fee	$ 8,060.59